SUPPLEMENT TO THE VARIABLE ANNUITY PROSPECTUSES

AMERICAN GENERAL LIFE INSURANCE COMPANY

VARIABLE SEPARATE ACCOUNT

WM Diversified Strategies Variable Annuity

WM Diversified Strategies III Variable Annuity

VARIABLE ANNUITY ACCOUNT FIVE

Seasons Elite Variable Annuity

Seasons Preferred Solution Variable Annuity

Seasons Triple Elite Variable Annuity

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK

FS VARIABLE SEPARATE ACCOUNT

Polaris II Variable Annuity

Polaris Choice Variable Annuity

Polaris Choice III Variable Annuity

WM Diversified Strategies III Variable Annuity

FS VARIABLE ANNUITY ACCOUNT FIVE

Seasons Elite Variable Annuity

Seasons Preferred Solution Variable Annuity

Seasons Select II Variable Annuity

Seasons Triple Elite Variable Annuity

American General Life Insurance Company (“AGL”) and The United States Life Insurance Company in the City of New York (“US Life”) are amending the Prospectus for the purpose of adding the following information.

MARKETLOCK EXTENSION PARAMETERS

The information below is important to you if you purchased a contract between August 31, 2005 and May 1, 2009 and you elected the MarketLock living benefit or if you purchased a contract between July 10, 2006 and April 30, 2008 and you elected the MarketLock For Two living benefit. As described in the prospectus you received when you purchased the contract, the initial MAV Evaluation Period ends after the tenth contract year. On or about your tenth contract anniversary you will have an opportunity to extend the MAV Evaluation Period (the “Extension”) for an additional ten years. In choosing the Extension, your fee will change as detailed below. No other parameters or terms of your current living benefit will change as a result of the Extension.

If you do not wish to elect the Extension, no further action is required by you. Your living benefit will continue without change. You will continue to pay the same fee and can take the Maximum Annual Withdrawal Amount in effect at the end of the MAV Evaluation Period. However, your MAV Benefit Base will no longer be adjusted for higher anniversary values. Please note that if you do not elect the Extension when it is offered, you will not be permitted to extend the MAV Evaluation Period in the future.

As a reminder, you also have the option to cancel your MarketLock or MarketLock for Two living benefit on your tenth contract anniversary, or any contract anniversary thereafter. If you elect to cancel your living benefit, you will no longer receive the guarantees of the living benefit and you will no longer be charged the fee.

As with all important financial decisions, we recommend that you discuss this with your financial representative.

For information on the MarketLock or MarketLock For Two living benefit you elected at purchase, please see the MarketLock or MarketLock For Two section under OPTIONAL LIVING BENEFITS in the prospectus.

How do I elect the Extension?

To elect the Extension, you must complete the Election Form you will receive. The terms of the Extension for contracts purchased between the dates noted above for the applicable features are detailed below. The MAV Evaluation Period may be extended for an additional 10 year period.

As a reminder, the MAV Evaluation Period refers to the period of time over which we consider anniversary values. This component is used to calculate the MAV Benefit Base, which determines your Maximum Annual Withdrawal Amount.

What is the fee if I elect the Extension?

If you elect the MarketLock Extension, the fee for the feature will be increased by 0.25% as follows:

Current Annualized Fee (calculated as a percentage of the Income Base)	Annualized Fee After Extension (calculated as a percentage of the Income Base)
0.65%	0.90%

If you elect the MarketLock For Two Extension, the fee for the living benefit will be increased by 0.25% as follows:

Current Annualized Fee	Annualized Fee After Extension
0.40% prior to your 1st withdrawal	0.65% prior to your 1st withdrawal
0.80% after your 1st withdrawal	1.05% after your 1st withdrawal

Dated: May 2, 2016

Please keep this Supplement with your Prospectus